UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2005

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(Date of earliest event reported)

ROYCE BIOMEDICAL, INC.

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(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

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(Address of principal offices, including Zip Code)

(415) 738-8887

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(Registrant's telephone number, including area code)

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(Former name or Former Address, if Changed Since Last Report)

SECTION 1 – OTHER EVENTS

Item 1.01. Entry into a Material Definitive Agreement

On April 23, 2005, the Compensation Committee approved the terms of an Employment Agreement with Perry Law, pursuant to which Mr. Law will serve as President of the Company’s wholly-owned subsidiary, Smart-Tek Communications, Inc, effective April 23, 2005. The Employment Agreement has an initial term of five (5) years but provides for automatic extensions for additional one (1) year terms. It provides for a minimum base salary of CDN$150,000, plus such other amounts, if any, as the Board of Directors of the Company may from time to time determine. In addition, Mr. Law is eligible for an annual incentive bonus. He will also be entitled to receive other customary fringe benefits generally available to our executive employees. The Employment Agreement also provides that, on April 23, 2005, Mr. Law will receive options to purchase 650,000 shares of the Company's common stock (vesting in equal quarterly amounts over a three year term) as well as certain severance benefits. Further details of Mr. Law's employment package are set forth in the Employment Agreement attached as Exhibit 10.28 to this Form 8-K and incorporated herein by reference.

On April 23, 2005, the Compensation Committee approved the terms of an Employment Agreement with Stephen Platt, pursuant to which Mr. Platt will serve as a Vice President of the Company’s wholly-owned subsidiary, Smart-Tek Communications, Inc, effective April 23, 2005. The Employment Agreement has an initial term of five (5) years but provides for automatic extensions for additional one(1) year terms. It provides for a minimum base salary of CDN$150,000, plus such other amounts, if any, as the Board of Directors of the Company may from time to time determine. In addition, Mr. Platt is eligible for an annual incentive bonus. He will also be entitled to receive other customary fringe benefits generally available to our executive employees. The Employment Agreement also provides that, on April 23, 2005, Mr. Platt will receive options to purchase 650,000 shares of the Company's common stock (vesting in equal quarterly amounts over a three year term) as well as certain severance benefits. Further details of Mr. Platt's employment package are set forth in the Employment Agreement attached as Exhibit 10.29 to this Form 8-K and incorporated herein by reference

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 10.28     Employment Agreement with Perry Law dated April 23, 2005

Exhibit 10.29     Employment Agreement with Stephan Platt dated April 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Royce Biomedical, Inc.

By: /s/ Joseph C. Sienkiewicz

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  Joseph C. Sienkiewicz, Secretary

Date:  April 27, 2005